Exhibit 10.3

AMENDMENT TO NOTE

This Amendment to Note (“Amendment”), made, delivered, and effective as of September 23, 2011, by and between Advanced Photonix, Inc. (“Borrower”) and THE PRIVATEBANK AND TRUST COMPANY (“Bank”).

WHEREAS, Borrower and Bank are parties to that certain Promissory Note (Line of Credit-Prime) in the original principal amount of $3,000,000 dated September 25, 2008, as amended (“Note”); and

WHEREAS, Bank and Borrower desire to amend the Note as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Borrower and Bank agree as follows:

1.	The Maturity Date of the Note is now September 25, 2014.

2.	The definition of Applicable Margin is amended to read as follows:

“‘Applicable Margin’ shall mean one half of one percent (1/2%).”

3.	Borrower is responsible for all costs incurred by Bank, including without limit reasonable attorney fees, with regard to the preparation and execution of this Amendment.

4.	The execution of this Amendment shall not be deemed to be a waiver of any Default or Event of Default.

5.	All the terms used in this Amendment which are defined in the Note shall have the same meaning as used in the Note, unless otherwise defined in this Amendment.

6.
Borrower waives, discharges, and forever releases Bank, Bank’s employees, officers, directors, attorneys, stockholders, and their successors and assigns, from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to Borrower or whether any such claims, causes of action, allegations or assertions arose as  result of Bank’s actions or omissions in connection with the Note, or any amendments, extensions or modifications thereto, or Bank’s administration of the debt evidenced by the Note or otherwise.

7.	This Amendment is not an agreement to any further or other amendment of the Note.

8.	Borrower expressly acknowledges and agrees that except as expressly amended in this Amendment, the Note, as amended, remains in full force and effect and is ratified, confirmed and restated.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date set forth above.

THE PRIVATEBANK AND TRUST	ADVANCED PHOTONIX, INC.
COMPANY

By: /s/ Eric Haege	By: /s/ Richard D. Kurtz

Its: Associate Managing Director	Its: Chief Executive Officer

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